AMERINDOFUNDS
[BACKGROUND GRAPHICS OMITTED]


ANNUAL REPORT



OCTOBER 31, 2002

                                 TABLE OF CONTENTS
                                 -----------------


SHAREHOLDER LETTER .....................................    1

REVIEW AND ECONOMIC OUTLOOK ............................    6

SCHEDULES OF INVESTMENTS ...............................   10

STATEMENTS OF ASSETS AND LIABILITIES ...................   14

STATEMENTS OF OPERATIONS ...............................   16

STATEMENTS OF CHANGES IN NET ASSETS ....................   18

FINANCIAL HIGHLIGHTS ...................................   20

NOTES TO FINANCIAL STATEMENTS ..........................   24

INDEPENDENT AUDITORS' REPORT ...........................   36

FUND DIRECTORS AND OFFICERS ............................   37

                                                                    October 2002
Dear Shareholder:

     Our last Annual Shareholder Letter premised our outlook and strategy for 2002 and beyond on our theory of new growth cycles or waves in electronic technology. In retrospect, this view was somewhat premature but one which we still believe will be proven correct, and the thesis will be the foundation for technology markets for years to come. While we were indeed pleased to see a sharp market bounce-back in the fourth quarter last year, a resurgence of pervasive negative sentiment about weak capital spending and the economy drove the stock market down again.

     Overall, the market was extremely choppy throughout the year, with the overall direction continuing downward. We, nevertheless, continue to believe that the onset of the "Third Generation" of computing, the Internet-Networking wave, remains on course to lead the emerging technology market out of the bear market that began in March 2000. At this stage, we are sticking our neck out to say that we believe the October 2002 low on the NASDAQ of 1,114 marks the approximate bottom of the unprecedented 31-month decline of over 80%. It now appears that a new tech rally has finally begun. While the Dow and the S&P should be expected to rise in any overall stock market rally, corporate America faces a tough recovery prospect, with the likelihood that overall market returns should revert to a single digit figure going forward for the near term. We believe there is a good chance that the technology sector stands to be the exception to this for the prospect of above average returns.

     In light of the extremely difficult technology market environment, AmerindoFunds' portfolios performed reasonably well on a one-year basis for the period ending October 31, 2002. The Amerindo Technology Fund Class D declined 12.88%, outperforming its benchmark, the NASDAQ composite, by over 8%. The sector specialization of the Amerindo Internet B2B Fund Class D limited its upside potential, as it declined 25.98%, which slightly under performed the NASDAQ composite.

     The healthcare and biotechnology sector continued to be a difficult investing environment due to a number of factors. Uncertainty at the Food and Drug Administration (FDA), drug setbacks including the high profile setback of Imclone, and company accounting issues contributed to poor sector performance. The NASDAQ Biotechnology Index posted a double-digit decline for the 12-month period ending October 31, 2002. During this period, the Amerindo Health & Biotechnology Fund Class D declined 53.37%.

     As disclosed in the Semi-Annual report, AmerindoFunds modified its investment policy to allow for the inclusion of private equity holdings in both the technology and biotechnology portfolios. We have made several investments in private companies that we believe possess first-to-market, innovative technologies, have extremely attractive valuations, and unparalleled long-term growth prospects. As soon as the initial public offering (IPO) window re-opens, we believe these companies will be competitively well positioned to participate in the public markets.

     Our outlook for emerging technology and biotechnology remains extremely constructive as we detailed in our 2003 Review and Economic Outlook, which is enclosed. It discusses the third and latest stage of the electronics cycle, Internet-Networking, especially the deployment-boom phase of this new wave, which will include revolutionary new web services, managed computing in software, and mobile wireless WAN, or Wi-Fi. In our opinion, these developments should offer significant, exciting investment opportunities for AmerindoFunds over the next three to five years.

     We greatly appreciate the continued support of our shareholders.




/s/Alberto W. Vilar        /s/Gary A. Tanaka
Alberto W. Vilar           Gary A. Tanaka

AMERINDO TECHNOLOGY FUND (Class D)
versus the NASDAQ COMPOSITE INDEX(3)

Growth of a $10,000 Investment
10/31/96(1) to 10/31/02

[LINE CHART OMITTED]

                   AMERINDO TECHNOLOGY                 NASDAQ
                   FUND, CLASS D                       COMPOSITE INDEX
10/31/96           10,000                              10,000
10/31/97            7,344                              13,094
10/31/98            8,822                              14,617
10/31/99           32,664                              24,555
10/31/00           28,124                              27,941
10/31/01            5,945                              14,060
10/31/02            5,180                              11,103

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF OCTOBER 31, 2002(2)
--------------------------------------------------------------------------------
                                        Annualized    Annualized     Annualized
                          One Year        3 Year        5 Year      Inception to
                           Return         Return        Return          Date
--------------------------------------------------------------------------------
Class D                    -12.88%        -45.87%       -6.75%         -9.96%
--------------------------------------------------------------------------------
Class A                    -12.82%        -45.89%         N/A          -10.22%
--------------------------------------------------------------------------------
Class A with load          -17.80%        -46.95%         N/A          -11.45%
--------------------------------------------------------------------------------
Class C                    -13.74%          N/A           N/A          -52.36%
--------------------------------------------------------------------------------
Class C with load          -14.61%          N/A           N/A          -52.36%
--------------------------------------------------------------------------------


1. Month-end nearest to commencement of operations date of October 28, 1996 for Class D Shares.
2. This chart illustrates the total value of an assumed $10,000 investment in Amerindo Technology Fund Class D, A, and C shares from October 31, 1996 to October 31, 2002, as compared to the performance of an appropriate broad-based index. Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
3. The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on October 31, 1996.

AMERINDO INTERNET B2B FUND (Class D)
versus the NASDAQ COMPOSITE INDEX(3)

Growth of a $10,000 Investment
5/31/00(1) to 10/31/02

[LINE CHART OMITTED]

                   AMERINDO INTERNET B2B           NASDAQ
                   FUND, CLASS D                   COMPOSITE INDEX
5/30/00            10,000                          10,000
10/31/00           16,791                           9,914
10/31/01            3,709                           4,989
10/31/02            2,745                           3,940

--------------------------------------------------------------------------------
                                     RETURNS
                            AS OF OCTOBER 31, 2002(2)
--------------------------------------------------------------------------------
                                        One Year                Annualized
                                         Return              Inception to Date
--------------------------------------------------------------------------------
Class D                                  -25.98%                  -41.40%
--------------------------------------------------------------------------------
Class A                                  -25.91%                  -41.30%
--------------------------------------------------------------------------------
Class A with load                        -30.18%                  -42.72%
--------------------------------------------------------------------------------
Class C                                  -26.63%                  -41.94%
--------------------------------------------------------------------------------
Class C with load                        -27.36%                  -41.94%
--------------------------------------------------------------------------------

1. Month-end nearest to commencement of operations date of May 30, 2000 for Class D Shares.
2. This chart illustrates the total value of an assumed $10,000 investment in Amerindo Internet B2B Fund Class D, A, and C shares from May 31, 2000 to October 31, 2002, as compared to the performance of an appropriate broad-based index. Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
3. The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on May 31, 2000.

AMERINDO HEALTH & BIOTECHNOLOGY FUND (Class D) versus the NASDAQ BIOTECHNOLOGY INDEX(3)

Growth of a $10,000 Investment
5/31/00(1) to 10/31/02
[LINE CHART OMITTED]
                   AMERINDO HEALTH &                        NASDAQ
                   BIOTECHNOLOGY FUND, CLASS D              BIOTECHNOLOGY INDEX
5/30/00            10,000                                    10,000
10/31/00           14,599                                    13,044
10/31/01            9,119                                     9,325
10/31/02            4,252                                     5,522


--------------------------------------------------------------------------------
                                     RETURNS
                            AS OF OCTOBER 31, 2002(2)
--------------------------------------------------------------------------------
                                        One Year                Annualized
                                         Return              Inception to Date
--------------------------------------------------------------------------------
Class D                                  -53.37%                  -29.78%
--------------------------------------------------------------------------------
Class A                                  -53.20%                  -29.70%
--------------------------------------------------------------------------------
Class A with load                        -55.87%                  -31.40%
--------------------------------------------------------------------------------
Class C                                  -53.66%                  -30.35%
--------------------------------------------------------------------------------
Class C with load                        -54.12%                  -30.35%
--------------------------------------------------------------------------------


1. Month-end nearest to commencement of operations date of May 30, 2000 for Class D Shares.
2. This chart illustrates the total value of an assumed $10,000 investment in Amerindo Health & Biotechnology Fund Class D, A, and C shares from May 31, 2000 to October 31, 2002, as compared to the performance of an appropriate broad-based index. Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
3. The NASDAQ Biotechnology Index is an unmanaged modified market capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. Index comparisons begin on May 31, 2000.

                           REVIEW AND ECONOMIC OUTLOOK

     Since its commercial debut in the early 1960s, the electronics industry has undergone major new waves of technology about every 10-15 years, incorporating a tenfold increase in users. Each new wave has moved through a four-part cycle:
(i) an initial period of euphoria, (ii) a recession, (iii) a difficult transition period, and (iv) a new deployment boom. We believe we are now in the "difficult transition period," which should be completed in 2003 - the third and latest wave, which is INTERNET-NETWORKING. The deployment boom phase of this new wave is expected to get underway in 2003.

     We expect that the leaders of the new Internet-networking wave will clearly not be the same winners as the last cycle, which was the PC based-client server, which took place between 1982-97. This is the nature of technology - and why we are in business: many of the new winners in this new cycle have yet to go public. Growth and profits should return to emerging technology starting in late 2003 or early 2004, and rise through at least 2006. What specifically will lead us out of the difficult transition phase we are in now and into the deployment boom phase? We believe two fundamental trends in new Internet based technologies will spur incremental capital spending for IT, even in current difficult economic times - new web services and managed computing in software, and mobile Wireless WAN or Wi-Fi.

     Web services is essentially the missing link for both interoperability and for integrating cross-platform applications that will connect the Internet, data, and applications. This may sound like one and the same, but it is not; it is revolutionary. IDC, a computer consulting firm, predicts the total software, services and hardware markets operated by web services will explode from a base of $1.6 billion in 2004 to over $30 billion by 2007. We expect that web services will allow companies to spend significantly less money on integrating new applications with outdated and disparate legacy systems. McKinsey & Co. estimates that web services technologies will reduce system integration costs by 20%. The cost of adoption and upgrades should also decline significantly. The spotlight in technology is clearly moving from hardware to software to new web services that should greatly accelerate the adoption of Internet-based business solutions.

     Why are web services so revolutionary? For the first time, software will be able to "talk" with other software based on common Internet standards. Web services will enable companies to move away from proprietary client-server architectures to open Internet standards that operate over multiple platforms. As more software is written in new web services, the world should move away from "packaged applications" to applications that can be broken down into software components, and then be re-assembled with other applications on a real-time basis. Over time, web services should allow companies to go beyond their own firewalls and directly integrate their suppliers and customers in a cost-effective way. We expect that applications software will no longer be broken into fairly rigid silos, as has been the tradition for the past two decades, such as Enterprise Resource Planning (ERP), Supply Chain Management
(SCM), Customer Relationship Management (CRM), Content Management, and Analytics. Instead, software should be structured around business processes such as transactions, product designs, contract negotiations, etc., which would improve productivity and lower costs.

     In addition to adopting web services, we think companies will shift the cost of their computing infrastructure to a managed computing model in which computing will be viewed like a utility from service providers that can be accessed on demand, with the most advanced architectures and infrastructure, in a secure manner. Large consulting service companies like IBM and EDS are just beginning to provide next generation technologies for their clients and are tapping the market for managed computing, which we expect will change the structure of the software industry as it now stands by spurring the deployment of new web-based technologies.

     While technology has historically been dependent on corporate IT spending, the new "Internet-Networking" technology wave currently gaining traction could witness a major new expansion into consumer markets through the widespread incorporation of broadband. Here, we expect to see a new technology proliferate, namely mobile wireless WAN, or Wi-Fi. Although usage is in its infancy, Wi-Fi should enable consumers to utilize a whole new group of applications and should increase demand for consumer-based technology.

     Private company research on new technologies and markets allows us to monitor how the composition of IT spending changes significantly during each new technology wave, along with investment opportunities. At this point, we expect to see a half dozen new multi-billion dollar markets commercialized in this decade, such as:

     o Digital pocket devices

     o B2B e-commerce

     o Connectivity and wireless Wi-Fi (802.11b)

     o Further development of C2C and B2C

     o TV on demand.

     Two principal drivers for these new markets are (i) an improved ability to put all software and electronics into small network devices and (ii) better utilization of the wireless spectrum.

     Notwithstanding our expectation that electronic technology can resume its above-average growth over the balance of the decade when next generation Internet-networking technology is deployed, the focus is still on the unprecedented downturn in the telco market. The telco industry is not likely to bounce back to the level of the past several decades, which we believe is due in part to major new technology developments that will alter the structure of the industry, rather than to dampened business conditions. When telco ultimately recovers, a different type of "telecommunications" company is likely to emerge - one that will have a different services model. It will not be a top-down model with licenses handed out by governments and large infrastructures built by giant telcos. The biggest difference may well be that the customer will start to pay for capital expenditures - a few hundred dollars at a clip, but with millions of individuals participating.

     While telcos clearly are saddled with massive business and financial problems, negative perception is focused on overcapacity in long haul networks. A common statistic is that only 2% of the fiber in the ground is being utilized. This statistic is misleading in appraising telcos' ability to turn around. In the 1990s, a lot of new fiber was laid underground in costly conduits. Because laying fiber is such a labor-intensive and costly undertaking, it is laid in quantities designed to last for 10 to 20 years. When the press reports that there is a glut of new unused fiber capacity underground, how could it be otherwise? However, it is not the amount of newly laid unused capacity underground that counts, but rather the amount of new wavelength capacity underground that is actually in use, now estimated at close to 50%. Telcos are unlikely to wait until the amount of fiber that is lit gets to 80-90% utilization before they "light" new capacity.

     Two positive developments could come together for telcos by early 2004. The first is that corporate cash flow should be in a position to make new equipment purchases. Secondly, the capacity of today's lit fibers will be sufficiently exhausted. Telco spending should increase dramatically when new wavelength capacity is lit. This is when new terminals and amplifiers are purchased from companies like Alcatel, Sycamore, Corvis, Ciena, etc. The cost to light each new fiber is in the range of $100-150 million. The driver to using up optical capacity is Internet Protocol (IP) networks. Three types of traffic are filling up current wavelength capacity: voice, legacy data (leased line-ATM and frame relay), and IP. The last item is growing at ten times the rate of voice traffic growth. Therefore, we believe that investment in IP capacity is virtually the only way the remaining unused wavelength capacity will be used up.

     Incidentally, our philosophy of investing in "next generation emerging technologies" applies to biotechnology as well. While public biotechnology companies have recently been plagued by a few high profile product failures and a poor regulatory climate, drug development companies are now successfully harnessing the power of bio-informatics, and are now just beginning to anticipate the next technological advance after this, which could be pharmaco-genomics. We continue to monitor private investments in cancer-treatment drug companies and eye disease treatments that are delivering highly promising outcomes in initial trials. These breakthroughs should create significant returns for investors over the next several years as large pharmaceutical companies desperately seek new generation drugs to replace mature drugs coming off patent.

     The technology sector continued to drift downward through most of this year owing to concerns about a turnaround in capital spending and a stalled recovery. What is critical to technology is that the economic recovery needed for capital spending to turn around will not take ten years to unfold; in fact, we think capital spending should start to pick up by late 2003. Productivity gains have stayed intact, which should help to boost profit margins enough for capital spending to start to recover within a few quarters. Companies have cut their costs to the bone, so any marginal upside in revenue growth could generate much larger gains in profit margins.

     Today's historically depressed stock prices do not seem to factor in any prospect for recovery any time soon. At the top of a bull market, technology valuations are typically based on earnings and earnings growth. Technology tends to top out in the range of 30 to 40 times forward-projected 12-month earnings. At the bottom of the cycle, valuations tend to trough at book value for small cap companies, with valuations up to roughly three times book for better known, financially stronger, large companies. Many small technology companies now sell at less than their cash values. Much of technology is now well into value pricing and not the traditional growth mode. In a severe bear market, almost every sector goes into a freefall. Once the market stabilizes, as it appears to be doing now in technology after 30 of the most painful months in living memory, the market reverts back into a market of stocks. This is when we have been able to perform best, when we allow our analysts and the market to guide us in the construction and rebalancing of technology portfolios. Trends take time to develop as we witnessed in B2C, (first to rise, first to fall) and expect to see next in B2B software.

     We believe emerging tech stocks offer the prospect of very high returns over the next two years. This is supported by today's historically depressed market levels. The NASDAQ has declined from 5200 to 1200, an unprecedented 80% plus decline. This can be contrasted with emerging markets like Indonesia or Russia, which declined only 70% at their lows. On that basis alone, we maintain the emerging technology market is extremely oversold and should be poised for a turnaround. We believe this also means that investors should now be in long-biased portfolios. In our view, technology is hugely under-owned now and when the market turns, there will be a mad scramble to get invested in this sector. Because technology portfolios have already taken the pain of capital loss over the last two years, abandoning technology at these depressed levels is not wise.

     Amerindo has survived countless down cycles before in the firm's 22-year history, although we have never seen a market even remotely this severe. Corrections of 40-50% in technology are common and have occurred roughly every two years. Corrections of 70% are uncommon and have occurred only three times in the past twenty-five years. Corrections like the present one that has seen many stocks correct 95% have virtually never occurred before in the 40-year history of technology. This has truly been a once-in-a-lifetime bear market. Technology's large periodic corrections over the past three decades have still enabled huge returns to be made by a philosophy of "letting the winners run"; tech stocks can increase 10, 50, 100 times on the upside, as has happened in the 1980s and 1990s.

     Long-term survival in technology requires the discipline to avoid the temptation to change styles during downturns. Even during the extraordinarily difficult period of the last two and a half years, we have not altered our approach to emerging technology. Rather, through both good and bad times, we have always let our strategy evolve to what we anticipated would be the next phase of technology investing. Our strategy is designed to identify core technologies early on that can create huge new commercial markets, and then "let the winners run". We think this will happen next in technology with web services, managed computing and wireless WAN technologies.


THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT THE SECURITIES MENTIONED WILL REMAIN IN OR OUT OF THE PORTFOLIO.

                                    AMERINDO TECHNOLOGY FUND
                                    SCHEDULE OF INVESTMENTS
                                        OCTOBER 31, 2002


COMMON STOCK -- 80.4%
   SHARES                                                                              VALUE
------------                                                                      --------------
    493,800   Akamai Technologies* ............................................     $   478,986
     95,000   Alkermes* .......................................................         875,900
    133,300   Amazon.com* .....................................................       2,580,688
    385,746   Ariba* ..........................................................         910,361
    337,500   Ask Jeeves* .....................................................         573,750
    725,000   Brio Software* ..................................................         971,500
     61,500   Broadcom, Class A* ..............................................         736,770
    108,300   Brocade Communications Systems* .................................         744,021
    143,500   CoSine Communications* ..........................................         480,725
    207,298   eBay* ...........................................................      13,109,526
    135,000   Expedia, Class A* ...............................................       9,134,100
     70,300   Gilead Sciences* ................................................       2,442,222
    572,500   Homestore.com* ..................................................         423,650
    542,500   i2 Technologies* ................................................         423,150
     77,500   ImClone Systems* ................................................         554,977
    191,000   Internap Network Services* ......................................          40,110
     35,000   Juniper Networks* ...............................................         203,875
    207,550   Kana Software* ..................................................         271,890
    232,500   LookSmart* ......................................................         390,600
    111,700   NetScreen Technologies* .........................................       1,471,089
     78,000   Network Appliance* ..............................................         699,738
     60,000   Overture Services* ..............................................       1,651,800
    248,400   Red Hat* ........................................................       1,115,316
     70,000   Siebel Systems* .................................................         526,400
    285,000   Sycamore Networks* ..............................................         712,500
     60,000   Telik* ..........................................................         885,000
    207,500   Vignette* .......................................................         219,950
    186,776   Yahoo!* .........................................................       2,786,698
                                                                                    -----------
TOTAL COMMON STOCK (Cost $186,567,445) ........................................      45,415,292
                                                                                    -----------

                                          AMERINDO TECHNOLOGY FUND
                                    SCHEDULE OF INVESTMENTS (CONCLUDED)
                                             OCTOBER 31, 2002

   SHARES                                                                             VALUE
------------                                                                      --------------
PREFERRED STOCK -- 4.4%
    430,337   Cancervax, Series B (A)(B)* .....................................     $ 1,149,000
    147,285   Cellomics, Series D (A)(B) ......................................         312,245
    191,176   Epicentric, Series D (A)(B)* ....................................         296,323
     65,972   Eyetech Pharmaceuticals, Series C2 (A)(B)* ......................         474,998
    124,000   ZoneTrader (A)(B)* ..............................................         248,000
                                                                                    -----------
TOTAL PREFERRED STOCK (Cost $3,094,240) .......................................       2,480,566
                                                                                    -----------
WARRANTS -- 2.2%
     58,914   Cellomics, Expires 02/28/06* ....................................              --
     35,520   Expedia, Expires 02/04/09* ......................................       1,256,342
     13,194   Eyetech Pharmaceuticals, Expires 08/28/09* ......................              --
                                                                                    -----------
TOTAL WARRANTS
   (Cost $--) .................................................................       1,256,342
                                                                                    -----------
TOTAL INVESTMENTS -- 87.0%
   (Cost $189,661,685) ........................................................      49,152,200
OTHER ASSETS & LIABILITIES, NET -- 13.0% ......................................       7,321,436
                                                                                    -----------
TOTAL NET ASSETS -- 100.0% ....................................................     $56,473,636
                                                                                    ===========

  * NON-INCOME PRODUCING SECURITY.
  (A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
  (B) RESTRICTED SECURITY.
  AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                      AMERINDO INTERNET B2B FUND
                                        SCHEDULE OF INVESTMENTS
                                           OCTOBER 31, 2002


COMMON STOCK -- 76.8%
   SHARES                                                                             VALUE
------------                                                                      --------------
     50,000   Akamai Technologies* ............................................      $   48,500
     75,000   Ariba* ..........................................................         177,000
    100,000   Art Technology Group* ...........................................         113,000
      2,500   Broadcom, Class A* ..............................................          29,950
     15,000   Brocade Communications Systems* .................................         103,050
     12,510   eBay* ...........................................................         791,132
     10,000   Expedia, Class A* ...............................................         676,600
    129,200   Homestore.com* ..................................................          95,608
     35,000   i2 Technologies* ................................................          27,300
     50,000   Internet Capital Group* .........................................          18,500
     15,000   NetScreen Technologies* .........................................         197,550
     17,500   Network Appliance* ..............................................         156,993
    102,500   Opsware* ........................................................          82,000
      9,000   Overture Services* ..............................................         247,770
     34,700   Red Hat* ........................................................         155,803
     12,500   Sycamore Networks* ..............................................          31,250
     70,000   Vignette* .......................................................          74,200
                                                                                     ----------
TOTAL COMMON STOCK (COST $9,531,298) ..........................................       3,026,206
                                                                                     ----------
PREFERRED STOCK -- 0.7%
     18,908   Epicentric, Series D (A)(B)* ....................................          29,308
                                                                                     ----------
TOTAL PREFERRED STOCK (Cost $90,002) ..........................................          29,308
                                                                                     ----------
WARRANTS -- 1.7%
      1,920   Expedia, Expires 02/04/09* ......................................          67,910
                                                                                     ----------
TOTAL WARRANTS (Cost $--) .....................................................          67,910
                                                                                     ----------
TOTAL INVESTMENTS -- 79.2% (Cost $9,621,300) ..................................       3,123,424
OTHER ASSETS & LIABILITIES, NET -- 20.8% ......................................         819,346
                                                                                     ----------
TOTAL NET ASSETS -- 100.0% ....................................................      $3,942,770
                                                                                     ==========

  * NON-INCOME PRODUCING SECURITY.
  (A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
  (B) RESTRICTED SECURITY.
  AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED TO ZERO.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             AMERINDO HEALTH & BIOTECHNOLOGY FUND
                                    SCHEDULE OF INVESTMENTS
                                       OCTOBER 31, 2002


COMMON STOCK -- 84.6%
   SHARES                                                                             VALUE
------------                                                                      --------------
     12,500   Alkermes* .......................................................      $  115,250
      5,000   Cerus* ..........................................................          89,100
     77,800   Ciphergen Biosystems* ...........................................         227,954
      4,000   Gilead Sciences* ................................................         138,960
      3,000   IDEC Pharmaceuticals* ...........................................         138,060
     15,000   ImClone Systems* ................................................         107,415
     25,000   MedImmune* ......................................................         638,750
     14,900   Millennium Pharmaceuticals* .....................................         110,856
     20,000   NPS Pharmaceuticals* ............................................         519,600
     10,500   Protein Design Labs* ............................................          87,150
     13,000   Sepracor* .......................................................         113,100
     10,000   Telik* ..........................................................         147,500
      5,000   Vertex Pharmaceuticals* .........................................          98,050
                                                                                     ----------
TOTAL COMMON STOCK (Cost $4,116,649) ..........................................       2,531,745
                                                                                     ----------
PREFERRED STOCK -- 5.2%
     37,453   Cancervax, Series B (A)(B)* .....................................         100,000
     25,992   Cellomics, Series D (A)(B)  .....................................          55,102
                                                                                     ----------
TOTAL PREFERRED STOCK (Cost $155,102) .........................................         155,102
                                                                                     ----------
WARRANTS -- 0.0%
     10,397   Cellomics, Expires 02/28/06* ....................................              --
                                                                                     ----------
TOTAL WARRANTS (Cost $--)
                                                                                     ----------
TOTAL INVESTMENTS -- 89.8% (Cost $4,271,751) ..................................       2,686,847
OTHER ASSETS & LIABILITIES, NET -- 10.2% ......................................         305,160
                                                                                     ----------
TOTAL NET ASSETS -- 100.0% ....................................................      $2,992,007
                                                                                     ==========

  * NON-INCOME PRODUCING SECURITY.
  (A) FAIR-VALUED SECURITY. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
  (B) RESTRICTED SECURITY. AMOUNTS DESIGNATED AS "--" ARE ZERO OR HAVE BEEN ROUNDED
      TO ZERO.

             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                               AMERINDOFUNDS
                                   STATEMENTS OF ASSETS AND LIABILITIES
                                             OCTOBER 31, 2002

                                                                             TECHNOLOGY FUND        INTERNET B2B FUND
                                                                           -------------------     -------------------
ASSETS
   Investments, at cost ..................................................     $ 189,661,685           $  9,621,300
                                                                               =============           ============
   Investments, at value .................................................     $  49,152,200           $  3,123,424
   Cash ..................................................................         4,613,138                134,679
   Dividends and interest receivable .....................................             1,510                    225
   Receivable due from investment advisor ................................             1,334                  8,222
   Receivable for investments sold .......................................         3,099,334                698,386
   Receivable for shares of beneficial interest sold .....................             7,633                  1,200
   Other assets ..........................................................            47,692                  3,572
                                                                               -------------           ------------
   Total Assets ..........................................................        56,922,841              3,969,708
                                                                               -------------           ------------
LIABILITIES
   Payable for administration fees .......................................             9,741                  9,741
   Payable for distribution fees .........................................            11,466                  1,087
   Payable for investments purchased .....................................           210,261                     --
   Payable for shares of beneficial interest redeemed ....................            20,530                    333
   Accrued expenses ......................................................           197,207                 15,777
                                                                               -------------           ------------
   Total Liabilities .....................................................           449,205                 26,938
                                                                               -------------           ------------
   Total Net Assets ......................................................     $  56,473,636           $  3,942,770
                                                                               =============           ============
NET ASSETS:
   Paid in Capital -- Class D .............................................      419,087,679             17,652,969
   Paid in Capital -- Class A .............................................       30,158,032              3,021,336
   Paid in Capital -- Class C .............................................        8,763,933              2,096,432
   Accumulated net realized loss on investments ..........................      (261,026,523)           (12,330,091)
   Net unrealized depreciation on investments ............................      (140,509,485)            (6,497,876)
                                                                               -------------           ------------
   TOTAL NET ASSETS ......................................................     $  56,473,636           $  3,942,770
                                                                               =============           ============
   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D ...............................................................        13,816,585              1,093,963
   Class A ...............................................................         1,009,062                236,631
   Class C ...............................................................           364,570                158,559
   Net Asset Value, Offering and Redemption Price Per Share -- Class D ...             $3.72                  $2.65
                                                                                       =====                  =====
   Net Asset Value and Redemption Price Per Share -- Class A .............             $3.74                  $2.66
                                                                                       =====                  =====
   Maximum Offering Price Per Share -- Class A** .........................             $3.97                  $2.82
                                                                                       =====                  =====
   Net Asset Value, Offering and Redemption Price Per Share -- Class C ...             $3.64                  $2.59
                                                                                       =====                  =====


                                                                             HEALTH & BIOTECHNOLOGY FUND
                                                                            -----------------------------
ASSETS
   Investments, at cost ..................................................            $ 4,271,751
                                                                                      ===========
   Investments, at value .................................................            $ 2,686,847
   Cash ..................................................................                162,650
   Dividends and interest receivable .....................................                    693
   Receivable due from investment advisor ................................                  9,122
   Receivable for investments sold .......................................                156,346
   Receivable for shares of beneficial interest sold .....................                  1,200
   Other assets ..........................................................                  3,059
                                                                                      -----------
   Total Assets ..........................................................              3,019,917
                                                                                      -----------
LIABILITIES
   Payable for administration fees .......................................                  9,741
   Payable for distribution fees .........................................                  1,038
   Payable for investments purchased .....................................                     --
   Payable for shares of beneficial interest redeemed ....................                  3,257
   Accrued expenses ......................................................                 13,874
                                                                                      -----------
   Total Liabilities .....................................................                 27,910
                                                                                      -----------
   Total Net Assets ......................................................            $ 2,992,007
                                                                                      ===========
NET ASSETS:
   Paid in Capital -- Class D ............................................              7,517,246
   Paid in Capital -- Class A ............................................              2,833,516
   Paid in Capital -- Class C ............................................              1,605,141
   Accumulated net realized loss on investments ..........................             (7,378,992)
   Net unrealized depreciation on investments ............................             (1,584,904)
                                                                                      -----------
   TOTAL NET ASSETS ......................................................            $ 2,992,007
                                                                                      ===========
   Outstanding shares of beneficial interest* ($0.001 par value)
   Class D ...............................................................                463,671
   Class A ...............................................................                168,602
   Class C ...............................................................                115,826
   Net Asset Value, Offering and Redemption Price Per Share -- Class D ...                  $4.01
                                                                                            =====
   Net Asset Value and Redemption Price Per Share -- Class A .............                  $4.02
                                                                                            =====
   Maximum Offering Price Per Share -- Class A** .........................                  $4.27
                                                                                            =====
   Net Asset Value, Offering and Redemption Price Per Share -- Class C ...                  $3.93
                                                                                            =====

*  1,000,000,000 shares authorized in total for the Technology Fund, and 120,000,000 shares authorized in total for each of the Internet B2B Fund and the Health & Biotechnology Fund.
** Maximum offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    14 & 15

                                                             AMERINDOFUNDS
                                                       STATEMENTS OF OPERATIONS
                                                           OCTOBER 31, 2002

                                                                             TECHNOLOGY FUND            INTERNET B2B FUND
                                                                           -------------------        --------------------
INCOME
   Interest ............................................................        $     42,431             $    16,101
   Dividends ...........................................................                 235                      23
                                                                                ------------             -----------
   Total investment income .............................................              42,666                  16,124
                                                                                ------------             -----------
EXPENSES
   Investment advisory fees ............................................           1,137,374                  87,521
   Distribution fees -- Class D ........................................             172,556                  10,433
   Distribution fees -- Class A ........................................              14,232                   2,251
   Distribution fees -- Class C ........................................              17,747                   6,513
   Administration and accounting fees ..................................             116,395                 115,051
   Transfer agent fees .................................................             441,054                  38,622
   Professional fees ...................................................             203,506                  14,661
   Printing fees .......................................................             138,176                   8,862
   Registration fees ...................................................              67,461                     932
   Directors' fees and expenses ........................................              42,070                   2,184
   Custodian fees ......................................................              27,643                  24,143
   Miscellaneous .......................................................              29,132                   1,681
                                                                                ------------             -----------
   Net expenses ........................................................           2,407,346                 312,854
   Less:
      Investment advisory fees waived ..................................            (686,112)                (87,521)
      Investment advisory fees reimbursed ..............................                  --                 (89,050)
                                                                                ------------             -----------
   Total net expenses ..................................................           1,721,234                 136,283
                                                                                ------------             -----------
   Net investment loss .................................................          (1,678,568)               (120,159)
                                                                                ------------             -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ......................         (71,777,772)             (1,147,597)
   Net change in unrealized depreciation of investments ................          65,540,665                (482,045)
                                                                                ------------             -----------
   Total net realized and unrealized loss on investments ...............          (6,237,107)             (1,629,642)
                                                                                ------------             -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................................        $ (7,915,675)            $(1,749,801)
                                                                                ============             ===========


                                                                           HEALTH & BIOTECHNOLOGY FUND
                                                                          ----------------------------
INCOME
   Interest ............................................................         $    19,747
   Dividends ...........................................................                  --
                                                                                 -----------
   Total investment income .............................................              19,747
                                                                                 -----------
EXPENSES
   Investment advisory fees ............................................              80,688
   Distribution fees -- Class D ........................................               8,041
   Distribution fees -- Class A ........................................               3,506
   Distribution fees -- Class C ........................................               8,001
   Administration and accounting fees ..................................             114,687
   Transfer agent fees .................................................              30,973
   Professional fees ...................................................              15,982
   Printing fees .......................................................              11,395
   Registration fees ...................................................              38,343
   Directors' fees and expenses ........................................               2,991
   Custodian fees ......................................................              21,558
   Miscellaneous .......................................................               1,289
                                                                                 -----------
   Net expenses ........................................................             337,454
   Less:
      Investment advisory fees waived ..................................             (80,688)
      Investment advisory fees reimbursed ..............................            (129,817)
                                                                                 -----------
   Total net expenses ..................................................             126,949
                                                                                 -----------
   Net investment loss .................................................            (107,202)
                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions ......................          (4,029,631)
   Net change in unrealized appreciation (depreciation) of investments .              (1,667)
                                                                                 -----------
   Total net realized and unrealized loss on investments ...............          (4,031,298)
                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................................         $(4,138,500)
                                                                                 ===========

Amounts designated as "--" are either zero or have been rounded to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                    16 & 17

                                                             AMERINDOFUNDS
                                                  STATEMENTS OF CHANGES IN NET ASSETS


                                                                TECHNOLOGY FUND                     INTERNET B2B FUND
                                                       ---------------------------------      ------------------------------
                                                           FOR THE            FOR THE            FOR THE         FOR THE
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,       OCTOBER 31,
                                                            2002               2001               2002             2001
                                                         ------------     -------------        -----------     ------------

OPERATIONS
   Net investment loss ...............................   $ (1,678,568)    $  (3,087,704)       $  (120,159)    $   (152,162)
   Net realized loss from investment
      transactions ...................................    (71,777,772)     (174,687,896)        (1,147,597)     (11,130,932)
   Net change in unrealized appreciation
      (depreciation) of investments ..................     65,540,665      (136,511,416)          (482,045)      (5,923,981)
                                                         ------------     -------------        -----------     ------------
   Net decrease in net assets resulting
      from operations ................................     (7,915,675)     (314,287,016)        (1,749,801)     (17,207,075)
                                                         ------------     -------------        -----------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares .................................             --                --                 --         (451,670)
      Class A Shares .................................             --                --                 --          (57,125)
      Class C Shares .................................             --                --                 --          (49,639)
                                                         ------------     -------------        -----------     ------------
   Total distributions ...............................             --                --                 --         (558,434)
                                                         ------------     -------------        -----------     ------------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ..................    (13,513,209)      (14,915,257)          (557,161)       5,608,022
                                                         ------------     -------------        -----------     ------------
   Total decrease in net assets ......................    (21,428,884)     (329,202,273)        (2,306,902)     (12,157,487)
                                                         ------------     -------------        -----------     ------------

NET ASSETS:
   Beginning of period ...............................     77,902,520       407,104,793          6,249,732       18,407,219
                                                         ------------     -------------        -----------     ------------
   End of period .....................................   $ 56,473,636     $  77,902,520        $ 3,942,770     $  6,249,732
                                                         ============     =============        ===========     ============


                                                              HEALTH & BIOTECHNOLOGY FUND
                                                            --------------------------------
                                                                FOR THE           FOR THE
                                                              YEAR ENDED        YEAR ENDED
                                                             OCTOBER 31,        OCTOBER 31,
                                                                 2002              2001
                                                              -----------       -----------

OPERATIONS
   Net investment loss ...............................        $  (107,202)      $  (109,800)
   Net realized loss from investment
      transactions ...................................         (4,029,631)       (3,156,092)
   Net change in unrealized appreciation
      (depreciation) of investments ..................             (1,667)       (1,630,999)
                                                              -----------       -----------
   Net decrease in net assets resulting
      from operations ................................         (4,138,500)       (4,896,891)
                                                              -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares .................................                 --          (451,471)
      Class A Shares .................................                 --          (143,231)
      Class C Shares .................................                 --           (74,556)
                                                              -----------       -----------
   Total distributions ...............................                 --          (669,258)
                                                              -----------       -----------

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) (Note 6) ..................           (745,329)        3,470,994
                                                              -----------       -----------
   Total decrease in net assets ......................         (4,883,829)       (2,095,155)
                                                              -----------       -----------

NET ASSETS:
   Beginning of period ...............................          7,875,836         9,970,991
                                                              -----------       -----------
   End of period .....................................        $ 2,992,007       $ 7,875,836
                                                              ===========       ===========

Amounts designated as "--" are either zero or have been rounded to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     18 & 19

                                                                                                                 AMERINDOFUNDS

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------------------------------------------------------

                                       NET REALIZED
                                            AND
               NET                      UNREALIZED      DISTRIBUTIONS      NET                           NET
              ASSET                        GAIN             FROM          ASSET                        ASSETS         RATIO
              VALUE          NET          (LOSS)          REALIZED        VALUE                        END OF      OF EXPENSES
            BEGINNING    INVESTMENT         ON             CAPITAL         END           TOTAL         PERIOD      TO AVERAGE
            OF PERIOD       LOSS        INVESTMENTS         GAINS       OF PERIOD       RETURN*         (000)      NET ASSETS
            ---------    ----------    ------------     -------------   ---------       -------       --------     -----------
---------------
Technology Fund
---------------
Class D
   2002+     $ 4.27         $(0.10)       $ (0.45)             --         $ 3.72        (12.88)%      $ 51,374         2.25%
   2001+      20.20          (0.16)        (15.77)             --           4.27        (78.86)         71,055         2.25
   2000       23.46          (0.53)         (2.73)             --          20.20         (13.90)       379,869         2.13
   1999**     13.61          (0.07)         20.07         $(10.15)         23.46        146.74         272,205         2.25
   1998        7.37          (0.20)          6.44              --          13.61          84.67         64,194         2.25
Class A
   2002+     $ 4.29         $(0.10)       $ (0.45)             --         $ 3.74        (12.82)%      $  3,771         2.25%
   2001+      20.31          (0.16)        (15.86)             --           4.29        (78.88)          5,185         2.25
   2000       23.61          (0.42)         (2.88)             --          20.31         (13.98)        21,926         2.15
   1999**     13.59          (0.08)         20.25          $(10.15)        23.61        148.20           8,772         2.50
   1998(1)     8.44          (0.10)          5.25              --          13.59         61.02             803         2.50
Class C
   2002+     $ 4.22         $(0.13)       $ (0.45)             --         $ 3.64        (13.74)%      $  1,329         3.00%
   2001+      20.08          (0.21)        (15.65)             --           4.22        (78.98)          1,663         3.00
   2000(2)    30.72          (0.37)        (10.27)             --          20.08        (34.64)          5,310         2.96



                                     RATIO        RATIO OF NET
                    RATIO           OF NET         INVESTMENT
                 OF EXPENSES      INVESTMENT          LOSS
                 TO AVERAGE         LOSS TO        TO AVERAGE
                 NET ASSETS         AVERAGE        NET ASSETS         PORTFOLIO
             (EXCLUDING WAIVERS)  NET ASSETS   (EXCLUDING WAIVERS)    TURNOVER
             -------------------  ----------   -------------------    ---------
---------------
Technology Fund
---------------
Class D
   2002+             3.15%           (2.19)%          (3.09)%            50.17%
   2001+             2.56            (1.83)           (2.14)             70.03
   2000              2.13            (1.94)           (1.94)             30.51
   1999**            2.29            (0.64)           (0.68)            170.00
   1998              2.75            (2.21)           (2.72)             78.46
Class A
   2002+             3.15%           (2.19)%          (3.09)%            50.17%
   2001+             2.57            (1.85)           (2.17)             70.03
   2000              2.15            (1.97)           (1.97)             30.51
   1999**            2.54            (0.75)           (0.79)            170.00
   1998(1)           2.86            (2.40)           (2.76)             78.46
Class C
   2002+             3.90%           (2.94)%          (3.84)%            50.17%
   2001+             3.33            (2.61)           (2.94)             70.03
   2000(2)           2.96            (2.80)           (2.80)             30.51


* Total return is for the period indicated and has not been annualized. Initial sales charges are not reflected in the calculation of total investment return.
** Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31. All ratios for the period have been annualized.
+   Per share data calculated using average shares outstanding method.
(1) Commenced operations on August 3, 1998. All ratios for the period have been annualized.
(2) Commenced operations on December 15, 1999. All ratios for the period have been annualized.
Amounts designated as "--" are either zero or have been rounded to zero.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                    20 & 21

                                                                                                                 AMERINDOFUNDS

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       NET REALIZED
                                            AND
               NET                      UNREALIZED      DISTRIBUTIONS      NET                            NET
              ASSET                        GAIN             FROM          ASSET                         ASSETS         RATIO
              VALUE          NET          (LOSS)          REALIZED        VALUE                         END OF      OF EXPENSES
            BEGINNING    INVESTMENT         ON             CAPITAL         END           TOTAL          PERIOD      TO AVERAGE
            OF PERIOD       LOSS        INVESTMENTS         GAINS       OF PERIOD       RETURN*          (000)      NET ASSETS
            ---------    ----------    ------------     -------------   ---------       -------        --------     -----------
--------------------
Internet B2B Fund(1)
--------------------
Class D
   2002+     $ 3.58         $(0.07)       $ (0.86)              --       $ 2.65        (25.98)%         $ 2,902         2.25%
   2001+      16.79          (0.09)        (12.66)         $ (0.46)        3.58        (77.91)            4,483         2.25
   2000       10.00          (0.03)          6.82               --        16.79          67.91           15,084         2.23
Class A
   2002+     $ 3.59         $(0.07)       $ (0.86)              --       $ 2.66        (25.91)%         $   630         2.25%
   2001+      16.78          (0.09)        (12.64)         $ (0.46)        3.59        (77.85)            1,117         2.25
   2000       10.00          (0.04)          6.82               --        16.78          67.89            1,810         2.23
Class C
   2002+     $ 3.53         $(0.09)       $ (0.85)              --       $ 2.59        (26.63)%         $   411         3.00%
   2001+      16.72          (0.14)        (12.59)         $ (0.46)        3.53        (78.14)              650         3.00
   2000       10.00          (0.07)          6.79               --        16.72          67.30            1,513         2.97

------------------------------
Health & Biotechnology Fund(1)
------------------------------
Class D
   2002+     $ 8.60         $(0.12)       $ (4.47)              --       $ 4.01        (53.37)%         $ 1,860         2.25%
   2001+      14.60          (0.11)         (5.06)         $ (0.83)        8.60        (37.54)            4,724         2.25
   2000       10.00          (0.05)          4.65               --        14.60          45.99            6,403         2.22
Class A
   2002+     $ 8.59         $(0.12)       $ (4.45)              --       $ 4.02        (53.20)%         $   677         2.25%
   2001+      14.59          (0.11)         (5.06)         $ (0.83)        8.59        (37.57)            2,048         2.25
   2000       10.00          (0.04)          4.63               --        14.59          45.90            2,233         2.22
Class C
   2002+     $ 8.48         $(0.16)       $ (4.39)              --       $ 3.93        (53.66)%         $   455         3.00%
   2001+      14.55          (0.18)         (5.06)         $ (0.83)        8.48        (38.19)            1,104         3.00
   2000       10.00          (0.07)          4.62               --        14.55          45.51            1,335         2.96




                                      RATIO        RATIO OF NET
                     RATIO           OF NET         INVESTMENT
                  OF EXPENSES      INVESTMENT          LOSS
                  TO AVERAGE         LOSS TO        TO AVERAGE
                  NET ASSETS         AVERAGE        NET ASSETS        PORTFOLIO
              (EXCLUDING WAIVERS)  NET ASSETS   (EXCLUDING WAIVERS)   TURNOVER
              -------------------  ----------   -------------------   ---------
--------------------
Internet B2B Fund(1)
--------------------
Class D
   2002+             5.30%          (1.98)%          (5.03)%           75.49%
   2001+             4.52           (1.43)           (3.70)           143.55
   2000              4.55           (0.84)           (3.16)            61.39
Class A
   2002+             5.30%          (1.98)%          (5.03)%           75.49%
   2001+             4.40           (1.46)           (3.61)           143.55
   2000              4.36           (0.91)           (3.04)            61.39
Class C
   2002+             6.05%          (2.73)%          (5.78)%           75.49%
   2001+             5.24           (2.20)           (4.44)           143.55
   2000              5.09           (1.64)           (3.76)            61.39

------------------------------
Health & Biotechnology Fund(1)
------------------------------
Class D
   2002+             6.19%          (1.88)%          (5.82)%          105.97%
   2001+             4.43           (1.09)           (3.27)           362.97
   2000              6.46           (1.38)           (5.62)            55.63
Class A
   2002+             6.19%          (1.88)%          (5.82)%          105.97%
   2001+             4.30           (1.11)           (3.16)           362.97
   2000              6.76           (1.41)           (5.95)            55.63
Class C
   2002+             6.94%          (2.63)%          (6.57)%          105.97%
   2001+             5.02           (1.83)           (3.85)           362.97
   2000              7.22           (2.19)           (6.45)            55.63

* Total return is for the period indicated and has not been annualized. Initial sales charges are not reflected in the calculation of total investment return.
+   Per share data calculated using average shares outstanding method.
(1) Commenced operations on May 30, 2000. All ratios for the period have been annualized.
     Amounts designated as "--" are either zero or have been rounded to zero.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                     22 & 22

                                  AMERINDOFUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002



NOTE 1. ORGANIZATION

     The Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund (collectively known as the "Funds") are series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Funds are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Funds' prospectuses provide a description of the Funds' investment objectives, policies and strategies.

     The Funds offer three classes of shares to investors, Class D, Class A and Class C shares, each with a minimum investment of $2,500. Class D shares are sold without an initial sales load. Class A shares are sold subject to an initial sales load of up to 5.75%. Class C shares are sold without an initial sales load, but are subject to a 1% maximum deferred sales charge on redemptions within the first year of purchase. Class D, Class A, and C shares are each subject to a fee of 2% on redemptions made within the first year of purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors (the "Board").

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002


     Each of the Funds may invest in private equity investments in venture capital companies ("Private Equity Investments"). Although Private Equity Investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Funds will have no control.

     Private Equity Investments are valued at fair value, which is cost unless Amerindo Investment Advisors Inc., (the "Advisor") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a Private Equity Investment in which the Fund invests undertakes an initial public offering, or if the company's operating results vary from projected results. In such situations, the Fund's investment is revalued in a manner that the Advisor, following procedures approved by the Board, determines best reflects its fair value.

     At October 31, 2002, market quotations were not readily available for securities valued at $2,480,566 (4.4% of net assets), $29,308 (0.7% of net assets) and $155,102 (5.2% of net assets) in the Amerindo Technology Fund, Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, respectively.

     RESTRICTED SECURITIES - At October 31, 2002, each Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, each Fund has generally agreed to further restrictions or the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. The acquisition dates of these investments, along with their cost and values at October 31, 2002, were as follows:

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002

                                                   ACQUISITION
INVESTMENTS                                           DATE              COST          VALUE
-----------                                        -----------          ----          -----
AMERINDO TECHNOLOGY FUND:
Preferred Stocks:
Cancervax, Series B                                 03/14/02       $1,149,000    $1,149,000
Cellomics, Series D                                 02/20/02          312,244       312,245
Epicentric, Series D                                04/10/02          909,998       296,323
Eyetech
Pharmaceuticals,
Series C2                                           08/27/02          474,998       474,998
ZoneTrader                                          04/10/02          248,000       248,000
                                                                   ----------    ----------
Warrants:
Cellomics, Expires 02/28/06                         02/20/02               --            --
Eyetech Pharmaceuticals, Expires 08/29/09           09/24/02               --            --
                                                                   ----------    ----------
TOTAL                                                              $3,094,240    $2,480,566
                                                                   ==========    ==========
AMERINDO INTERNET B2B FUND:
Preferred Stocks:
Epicentric, Series D                                04/10/02           90,002        29,308
                                                                   ----------    ----------
TOTAL                                                              $   90,002    $   29,308
                                                                   ==========    ==========
AMERINDO HEALTH & BIOTECHNOLOGY FUND:
Preferred Stocks:
Cancervax, Series B                                 03/14/02          100,000       100,000
Cellomics, Series D                                 02/20/02           55,102        55,102
                                                                   ----------    ----------
Warrants:
Cellomics, Expires 02/28/06                         02/22/02               --            --
TOTAL                                                              $  155,102    $  155,102
                                                                   ==========    ==========

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002



NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. At October 31, 2002, no securities were held which require amortization of discounts or premiums.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class C shares bear higher distribution fees than Class Dand A shares.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002



NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (other than short-term investments and U.S. Government Securities), for the Funds for the year ended October 31, 2002, are as follows:

                                                                   AMERINDO
                        AMERINDO              AMERINDO             HEALTH &
                       TECHNOLOGY           INTERNET B2B         BIOTECHNOLOGY
                          FUND                  FUND                 FUND
                      -------------         ------------         ------------
Purchases              $36,176,763           $3,547,096            $7,513,117
Sales                   60,299,521            3,692,031             4,453,668

NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
        CUSTODIAN AGREEMENTS

     Each of the Funds has an agreement with Amerindo Investment Advisors Inc. (the "Advisor") with whom certain officers and directors of the Funds are affiliated, to serve as investment advisor and manager to each of the Funds. Under the terms of the agreements, a monthly fee is paid to the Advisor of 0.125% (1.50% on an annual basis) of the average daily net assets of each of the Funds. These advisory agreements are subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Funds for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Funds) to the extent that the Total Annual Fund Operating expenses exceed 2.25%, 2.25% and 3.00% of the average daily net asset values of the Class D, Class A, and Class C shares, respectively.

     The Advisor and SEI Investments Global Funds Services (the "Administrator", formerly SEI Investments Mutual Fund Services) are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002


NOTE 4. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENCY AND
        CUSTODIAN AGREEMENTS (CONCLUDED)

0.125% of the average daily net assets of each of the Funds up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion, subject to certain minimum annual fees.

     Forum Shareholder Services LLC (the "Transfer Agent") serves as the transfer agent and dividends disbursing agent for the Funds under a transfer agency agreement with the Funds.

     The Northern Trust Company serves as the Funds' custodian.

NOTE 5. DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. Amerindo Funds Inc. has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act (the "Plan"), for each of the Funds' Class D, Class A and Class C shares. Pursuant to the Plan, each Fund pays the Distributor (or the Advisor, in the case of Class D shares) the following fees to compensate the Distributor (or Advisor) for providing the listed services:


                    DISTRIBUTION       SHAREHOLDER SERVICING      TOTAL
                    ------------      ----------------------      ------
     Class D 1            --                    .25%                 .25%
     Class A 2           .25%                    --                  .25%
     Class C             .75%                   .25%                1.00%

------------
1. The fee imposed on Class D shares is paid to the Advisor for providing services to Class D Shareholders.
2. The fee imposed on Class A shares may be used by the Distributor to provide compensation for distribution or shareholder servicing activities.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002



NOTE 6. FUND SHARE TRANSACTIONS

     Transactions in capital stock for the indicated periods were as follows:

AMERINDO TECHNOLOGY FUND

     CLASS D SHARES                      FOR THE                    FOR THE
                                        YEAR ENDED                 YEAR ENDED
                                     OCTOBER 31, 2002           OCTOBER 31, 2001
                                -------------------------   -------------------------
                                   SHARES       AMOUNT        SHARES       AMOUNT
                                ----------   ------------   ----------   ------------
Shares sold .................    2,457,635   $ 11,349,676    4,496,431   $ 40,204,042
Redemption fees* ............           --         48,995          --             --
Shares redeemed .............   (5,278,194)   (24,087,456)  (6,667,299)   (57,854,759)
                                ----------   ------------   ----------   ------------
Net decrease ................   (2,820,559)  $(12,688,785)  (2,170,868)  $(17,650,717)
                                ==========   ============   ==========   ============

     CLASS A SHARES                       FOR THE                   FOR THE
                                        YEAR ENDED                 YEAR ENDED
                                     OCTOBER 31, 2002           OCTOBER 31, 2001
                                -------------------------   -------------------------
                                   SHARES       AMOUNT        SHARES       AMOUNT
                                ----------   ------------   ----------   ------------
Shares sold .................      216,870   $  1,074,969      520,993   $  4,650,071
Redemption fees* ............           --         12,693           --             --
Shares redeemed .............     (415,191)    (1,846,842)    (393,196)    (3,035,662)
                                ----------   ------------   ----------   ------------
Net increase (decrease) .....     (198,321)  $   (759,180)     127,797   $  1,614,409
                                ==========   ============   ==========   ============

     CLASS C SHARES                      FOR THE                    FOR THE
                                        YEAR ENDED                 YEAR ENDED
                                     OCTOBER 31, 2002           OCTOBER 31, 2001
                                -------------------------   -------------------------
                                   SHARES       AMOUNT        SHARES       AMOUNT
                                ----------   ------------   ----------   ------------
Shares sold .................       86,281   $    427,831      214,686   $  1,743,273
Redemption fees* ............           --            127          --             --
Shares redeemed .............     (115,833)      (493,202)     (84,973)      (622,222)
                                ----------   ------------   ----------   ------------
Net increase (decrease) .....      (29,552)  $    (65,244)     129,713   $  1,121,051
                                ==========   ============   ==========   ============

* Amerindo Technology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.

Amounts designated as "--" are either zero or have been rounded to zero.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002



NOTE 6. FUND SHARE TRANSACTIONS (CONTINUED)


AMERINDO INTERNET B2B FUND

     CLASS D SHARES                                  FOR THE                     FOR THE
                                                    YEAR ENDED                  YEAR ENDED
                                                 OCTOBER 31, 2002            OCTOBER 31, 2001
                                             ------------------------    ------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
                                             ---------    -----------    ---------    -----------
Shares sold ................................   221,981    $   850,134      954,485    $ 6,897,476
Shares issued in reinvestment of
   distributions from realized gains .......        --             --       33,941        435,807
Redemption fees* ...........................        --         11,160           --             --
Shares redeemed ............................  (379,917)    (1,187,778)    (635,005)    (3,875,995)
                                             ---------    -----------    ---------    -----------
Net increase (decrease) ....................  (157,936)   $  (326,484)     353,421    $ 3,457,288
                                             =========    ===========    =========    ===========

     CLASS A SHARES                                  FOR THE                    FOR THE
                                                    YEAR ENDED                 YEAR ENDED
                                                 OCTOBER 31, 2002           OCTOBER 31, 2001
                                             -------------------------   ------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
                                             ---------    -----------    ---------    -----------
Shares sold ................................    61,183    $   234,531      281,847    $ 1,875,032
Shares issued in reinvestment of
   distributions from realized gains .......        --             --        4,162         53,594
Redemption fees* ...........................        --          4,331           --             --
Shares redeemed ............................  (135,790)      (421,314)     (82,658)      (437,280)
                                             ---------    -----------    ---------    -----------
Net increase (decrease) ....................   (74,607)   $  (182,452)     203,351    $ 1,491,346
                                             =========    ===========    =========    ===========

     CLASS C SHARES                                  FOR THE                    FOR THE
                                                    YEAR ENDED                 YEAR ENDED
                                                 OCTOBER 31, 2002           OCTOBER 31, 2001
                                             -------------------------   ------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
                                             ---------    -----------    ---------    -----------
Shares sold ................................    73,962    $   269,605      161,903    $ 1,054,773
Shares issued in reinvestment of
   distributions from realized gains .......        --             --        3,617         46,253
Redemption fees* ...........................        --          1,787           --             --
Shares redeemed ............................   (99,478)      (319,617)     (71,922)      (441,638)
                                             ---------    -----------    ---------    -----------
Net increase (decrease) ....................   (25,516)   $   (48,225)      93,598    $   659,388
                                             =========    ===========    =========    ===========

* Amerindo Internet B2B Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.

Amounts designated as "--" are either zero or have been rounded to zero.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002


NOTE 6. FUND SHARE TRANSACTIONS (CONTINUED)

AMERINDO HEALTH & BIOTECHNOLOGY FUND

     CLASS D SHARES                                  FOR THE                    FOR THE
                                                    YEAR ENDED                 YEAR ENDED
                                                 OCTOBER 31, 2002           OCTOBER 31, 2001
                                             ------------------------    ------------------------
                                               SHARES       AMOUNT        SHARES        AMOUNT
                                             ---------    -----------    ---------    -----------
Shares sold ...............................    123,944    $   868,337      345,992    $ 4,306,890
Shares issued in reinvestment of
   distributions from realized gains ......         --             --       26,244        360,335
Redemption fees* ..........................         --          2,405           --             --
Shares redeemed ...........................   (209,566)    (1,263,251)    (261,518)    (2,672,253)
                                             ---------    -----------    ---------    -----------
Net increase (decrease) ...................    (85,622)   $  (392,509)     110,718    $ 1,994,972
                                             =========    ===========    =========    ===========



     CLASS A SHARES                                  FOR THE                    FOR THE
                                                    YEAR ENDED                 YEAR ENDED
                                                 OCTOBER 31, 2002           OCTOBER 31, 2001
                                             ------------------------    ------------------------
                                               SHARES        AMOUNT        SHARES        AMOUNT
                                             ---------    -----------    ---------    -----------
Shares sold ...............................     57,889      $ 397,371      152,127    $ 1,648,950
Shares issued in reinvestment of
   distributions from realized gains ......         --             --        9,485        130,131
Redemption fees* ..........................         --          6,293           --             --
Shares redeemed ...........................   (127,748)      (722,603)     (76,151)      (711,319)
                                             ---------    -----------    ---------    -----------
Net increase (decrease) ...................    (69,859)   $  (318,939)      85,461    $ 1,067,762
                                             =========    ===========    =========    ===========

     CLASS C SHARES                                  FOR THE                    FOR THE
                                                    YEAR ENDED                 YEAR ENDED
                                                 OCTOBER 31, 2002           OCTOBER 31, 2001
                                             ------------------------    ------------------------
                                              SHARES         AMOUNT        SHARES       AMOUNT
                                             ---------    -----------    ---------    -----------
Shares sold ...............................     34,301    $   182,683       58,847    $   599,948
Shares issued in reinvestment of
   distributions from realized gains ......         --             --        5,409         73,935
Redemption fees* ..........................         --          1,298           --             --
Shares redeemed ...........................    (48,628)      (217,862)     (25,861)      (265,623)
                                             ---------    -----------    ---------    -----------
Net increase (decrease) ...................    (14,327)   $   (33,881)      38,395    $   408,260
                                             =========    ===========    =========    ===========

* Amerindo Health & Biotechnology Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 1 year.

Amounts designated as "--" are either zero or have been rounded to zero.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002



NOTE 7. FEDERAL TAX INFORMATION

     It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of October 31, 2002.

                                                              UNDISTRIBUTED
                                              PAID-IN        NET INVESTMENT
                                              CAPITAL            INCOME
                                            -----------      --------------
Amerindo Technology Fund                    $(1,678,568)       $1,678,568
Amerindo Internet B2B Fund                     (120,159)          120,159
Amerindo Health & Biotechnology Fund           (107,202)          107,202

     These reclassifications had no impact on net assets or net asset value.

     The tax character of dividends and distributions paid during the year ended October 31, 2001 for Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund was classified as all ordinary income. There were no dividends and distributions paid by the Funds during the year ended October 31, 2002.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2002



NOTE 7. FEDERAL TAX INFORMATION (CONCLUDED)

     As of October 31, 2002, the components of Accumulated Losses for Federal income tax purposes were as follows:

                                                                                    AMERINDO
                                             AMERINDO           AMERINDO            HEALTH &
                                            TECHNOLOGY        INTERNET B2B        BIOTECHNOLOGY
                                               FUND               FUND                FUND
                                          -------------       --------------      -------------
Capital Loss Carryforwards                $(259,467,863)       $(12,324,951)       $(7,253,345)
Unrealized Appreciation (Depreciation)     (142,068,145)         (6,503,016)        (1,710,551)
                                          -------------        ------------        -----------
Total Distributable Earnings
  (Accumulated Losses)                    $(401,536,008)       $(18,827,967)       $(8,963,896)
                                          =============        ============        ===========

     For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:
                                                                                      TOTAL
                                                                                   CAPITAL LOSS
                                          EXPIRES       EXPIRES        EXPIRES    CARRYFORWARD
                                           2010          2009           2008        10/31/02
                                        -----------  ------------    -----------  --------------
Amerindo Technology Fund                $77,175,435  $168,369,575    $13,922,853   $259,467,863
Amerindo Internet B2B Fund                1,142,457    11,182,494             --     12,324,951
Amerindo Health &
  Biotechnology Fund                      3,903,984     3,349,360             --      7,253,344

     For Federal income tax purposes, the cost of securities owned at October 31, 2002, and the net unrealized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2002, were as follows:

                                                                                  NET UNREALIZED
                                   FEDERAL        APPRECIATED     DEPRECIATED      APPRECIATION
                                  TAX COST        SECURITIES      SECURITIES      (DEPRECIATION)
                                ------------     ------------    --------------   ---------------
Amerindo Technology Fund        $191,220,345      $9,627,001     $(151,695,146)    $(142,068,145)
Amerindo Internet B2B Fund         9,626,440         717,654        (7,220,670)       (6,503,016)
Amerindo Health &
  Biotechnology Fund               4,397,397          74,848        (1,785,399)       (1,710,551)

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                OCTOBER 31, 2002


NOTE 8. CONCENTRATIONS/RISKS

     Each Fund invests primarily in specific sectors of the market. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, each Fund is non-diversified, which means that each Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERINDO FUNDS INC.

     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Amerindo Technology Fund, Amerindo Internet B2B Fund and Amerindo Health and Biotechnology Fund (collectively, the "Funds") as of October 31, 2002, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the Funds' custodian and brokers, and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 13, 2002

                                  AMERINDOFUNDS
                           FUND DIRECTORS AND OFFICERS
                                OCTOBER 31, 2002
                                   (UNAUDITED)

                                                        NUMBER OF
                                                       PORTFOLIOS
                                          LENGTH OF      IN FUND    PRINCIPAL OCCUPATION(S)
                        POSITION HELD    TIME SERVED     COMPLEX    DURING PAST FIVE YEARS
NAME & AGE               WITH TRUST        (YRS.)       OVERSEEN    AND OTHER DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
---------------------------------------------------------------------------------------------------------
Alberto W. Vilar       Chief Executive        6             3       Principal portfolio manager for
Age: 62                    Officer                                  Amerindo Investment Advisors Inc.,
                                                                    Amerindo Advisors (UK) Limited
                                                                    and Amerindo Investment Advisors,
                                                                    Inc. (Panama).
---------------------------------------------------------------------------------------------------------
Dr. Gary A. Tanaka      President and         6             3       Portfolio manager for Amerindo
Age: 58                   Director                                  Investment Advisors Inc., Amerindo
                                                                    Advisors (UK) Limited and Amerindo
                                                                    Investment Advisors, Inc. (Panama)
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS*
---------------------------------------------------------------------------------------------------------
Dr. John Rutledge         Director            6             3       Chairman of Rutledge & Company, Inc.;
Age: 53                                                             Special adviser to Kelso & Companies,
                                                                    Inc. Director for Earle M. Jorgensen
                                                                    Company, Lazard Freres Funds,
                                                                    Fluidrive, Inc., General Medial
                                                                    Corporation, Medical Specialties
                                                                    Group, United Refrigerated Services,
                                                                    Inc.
---------------------------------------------------------------------------------------------------------
Charles A. Parker         Director            1             3       Director for TCW
Age: 67                                                             Convertible Fund
---------------------------------------------------------------------------------------------------------
OFFICER(S)*
---------------------------------------------------------------------------------------------------------
Heather Lewis           Secretary and         2             3       Compliance Analyst for Amerindo
Age: 25                   Treasurer                                 Investment Advisors Inc.
---------------------------------------------------------------------------------------------------------

*Director or Officer of the Funds until such time as his or her successor is duly elected and appointed.

                                      NOTES

                                      NOTES

                                      NOTES

[BACKGROUND GRAPHIC OMITTED]

INVESTMENT ADVISOR
-------------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
-------------------------------------------------
SEI INVESTMENTS GLOBAL FUNDS SERVICES
OAKS, PENNSYLVANIA

DISTRIBUTOR
-------------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
-------------------------------------------------
FORUM SHAREHOLDER SERVICES LLC
PORTLAND, MAINE

CUSTODIAN
-------------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
-------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
NEW YORK, NEW YORK

INDEPENDENT AUDITORS
-------------------------------------------------
DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK


1-888-832-4386
WWW.AMERINDO.COM

AME-AR-001-0200